Filed Pursuant to Rule 497(e)
                                                1933 Act File No. 333-29289
                                                1940 Act File No. 811-8255

                      THE WORLD FUNDS, INC. (the "Company")
                   Epoch U.S. All Cap Equity Fund (the "Fund")
                     Supplement Dated August 15, 2006 to the
         Statement of Additional Information ("SAI") dated May 12, 2006

THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE CURRENT SAI AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE SAI.

1. The following disclosure is being added to the section entitled "Investment Programs":

Initial Public Offerings ("IPOs") occur when a first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.






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